EXHIBIT 1


                        PITNEY BOWES CREDIT CORPORATION

                                  $500,000,000

                          Medium-Term Notes, Series D

                             Distribution Agreement

                                                                 August 30, 1999


Salomon Smith Barney Inc.
Seven World Trade Center
New York, New York 10048

Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina 28255

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260


Ladies and Gentlemen:

     Pitney Bowes Credit Corporation, a Delaware corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes, Series D (the "Securities") in an aggregate principal amount up to $500,000,000 and agrees with each of you (individually, an "Agent" and collectively, the "Agents") as set forth in this Agreement.

     Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf or through other agents, dealers or underwriters as set forth in Section 2(a), the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to




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sell Securities directly to any Agent as principal, it will enter into a separate agreement (each, a "Terms Agreement"), substantially in the form of Annex I hereto, relating to such sale in accordance with Section 2(b) hereof. The Distribution Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.

     The Securities will be issued under an indenture, dated as of July 31, 1999 (the "Indenture"), between the Company and SunTrust Bank, Atlanta, as Trustee (the "Trustee"). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.

     1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Agent that:

     (a) A registration statement on Form S-3 (File No. 333-59181) in respect of $750,000,000 aggregate principal amount of debt securities of the Company, including the Securities (together, the "Registered Securities"), has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to such Agent, excluding exhibits to such registration statement but including all documents incorporated by reference in the prospectus included in the registration statement, and has been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than the prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Agents); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of such



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registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Form T-1, each as amended at the time such part of the registration statement became effective, is hereinafter collectively called the "Registration Statement"; the prospectus (including, if applicable, any prospectus supple ment) relating to the Securities, in the form in which it has most recently been filed or transmitted for filing with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Securities Act of 1933, as amended (the "Act"), as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof) in relation to Securities to be sold pursuant to this Agreement, in the form to be filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

     (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted



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to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

     (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

     (d) Neither the Company nor any of its subsid iaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the



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Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

     (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

     (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and all of such shares are owned directly or indirectly by Pitney Bowes Inc., a Delaware corporation ("Pitney Bowes"), free and clear of all liens, encumbrances, security interests or claims;

     (g) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

     (h) The Securities have been duly authorized, and, when issued and delivered pursuant to this Agreement and any Terms Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Securities of any particular issuance of Securities will conform to the descriptions thereof contained in the Prospectus as amended or supplemented to relate to such issuance of Securities;

     (i) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the



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Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Pitney Bowes, the Company or any of its material subsidiaries is a party or by which Pitney Bowes, the Company or any of its material subsidiaries is bound or to which any of the property or assets of Pitney Bowes, the Company or any of its material subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its material subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities and the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby;

     (j) Neither the Company nor any of its material subsidiaries is in violation of its Certificate of Incorporation or By-Laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

     (k) The statements set forth in the Prospectus under the captions "Description of Debt Securities" and "Description of Notes We May Offer", insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "United States Taxation", "Supplemental Plan of Distribution" and "Plan of Distribution", insofar as



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they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

     (l) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceed ings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate be reasonably expected to have a material adverse effect on the current consolidated financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such pro ceedings are threatened or contemplated by governmental authorities or threatened by others;

     (m) The Company is not, and after giving effect to each offering and sale of the Securities will not be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (n) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Sec tion 517.075, Florida Statutes;

     (o) Immediately after any sale of Securities by the Company hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement; and

     (p) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

     2. Agreement of Agents; Commissions; Solicitations.




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     (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable best efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. The Company reserves the right to sell, and may solicit and accept offers to purchase, (i) Securities through any agents, dealers or underwriters other than the Agents so long as any such sale, solicitation or purchase is on terms substantially identical to the terms and conditions as provided herein for the Agents, (ii) Securities directly on its own behalf, and (iii) debt securities through private placements and, in the case of any such sale not resulting from a solicitation made by any agent, no commission will be payable with respect to such sale. Notwithstanding the foregoing, except as it may be subject to the terms and conditions hereof and of any Terms Agreement, the Company may sell debt securities with a maturity at the time of original issuance of nine months or more in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term notes. These provisions shall not limit Section 4(f) hereof or any similar provision included in any Terms Agreement.

     Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to per form the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

     The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, the Agents



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will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

     The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:

                                                                Commission
                                                              (percentage of
                                                                aggregate
                                                             principal amount
           Range of Maturities                              of Securities sold)
           -------------------                              -------------------
From 9 months to less than 1 year                                 .125%
From 1 year to less than 18 months                                .150%
From 18 months to less than 2 years                               .200%
From 2 years to less than 3 years                                 .250%
From 3 years to less than 4 years                                 .350%
From 4 years to less than 5 years                                 .450%
From 5 years to less than 6 years                                 .500%
From 6 years to less than 7 years                                 .550%

From 7 years to less than 10 years                                .600%
From 10 years to less than 15 years                               .625%
From 15 years to less than 20 years                               .675%
From 20 years to 30 years                                         .750%

     (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent; a Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent; the commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth; each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities; and such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters



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and officers' certificates pursuant to Section 6 hereof. Each Agent proposes to offer Securities purchased by it as principal for sale at prevailing market prices or prices related thereto at the time of sale, which may be equal to, greater than or less than the price at which such Securities are purchased by such Agent from the Company. For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein. Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a "Time of Delivery".

     (c) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency, except as permitted by applicable law.

     3. Commencement. The documents required to be delivered pursuant to
Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").

     4. Certain Agreements of the Company. The Company covenants and agrees with each Agent:

     (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof or (B) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal



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promptly after reasonable notice thereof; (ii) to prepare, with respect to any
Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b)(3) under the Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used; (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than any Pricing Supplement, at any time prior to having afforded each Agent a reasonable opportunity to review and comment thereon; (iv) to file within the periods prescribed by the applicable rules and regulations under the Exchange Act all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

     (b) Promptly from time to time to take such action as such Agent reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) The Company will furnish to each Agent copies of the Registration Statement, including all exhibits, any



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related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents (including any Pricing Supplement), in each case as soon as available and in such quantities as are reasonably requested; and if, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if it is necessary at any such time to amend the Prospec tus to comply with the Act, the Company will promptly notify each Agent by telephone (with confirmation in writing) to suspend solicitation of offers to purchase the Securities and to cease making offers or sales of Securities which an Agent may then own as principal; and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus, it will promptly advise each Agent by telephone (with confirmation in writing) and, subject to the provisions of subsection (a) of this Section, will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Notwithstanding the foregoing, if, at the time any such event occurs or it becomes necessary to amend the Prospectus to comply with the Act, any Agent shall own any of the Securities with the intention of reselling them, or the Company has accepted an offer to purchase Securities but the related settlement has not occurred, the Company, subject to the provisions of subsection (a) of this Section, will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Agents' consent to, nor their delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

     (d) As soon as practicable after the date of each acceptance by the Company of an offer to purchase Securities hereunder, but in any event not later than the Applicable Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Applicable Effective Date (as defined below) which will satisfy the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder. For the purpose of the preceding sentence only, "Applicable Effective Date" means the latest of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such



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acceptance and (iii) the date of filing of the Company's most recent Annual
Report on Form 10-K filed with the Commission prior to the date of such acceptance, and "Applicable Availability Date" means (A) the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Applicable Effective Date or (B) if such fourth fiscal quarter is the last quarter of the Company's fiscal year, the 90th day after the end of such fourth fiscal quarter;

     (e) So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

     (f) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dis pose of any debt securities of the Company which mature more than nine months after such Time of Delivery and which are substantially similar to the Securities;

     (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any pur chase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration



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Statement and the Prospectus as amended and supplemented relating to such
Securities);

     (h) That reasonably in advance of each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement) and each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Sullivan & Cromwell, counsel to the Agents, as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(e) hereof; and

     (i) To offer to any person who has agreed to purchase Securities from the Company as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedure, any condition set forth in
Section 6(a), 6(g) or 6(h) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of securities shall be substituted, for purposes of this Section 4(i), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(a), 6(g) and 6(h), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(a), 6(g) or 6(h) on behalf of any such person).

     5. Expenses. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the reasonable fees and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby and the transactions contemplated hereunder; (iii) the reasonable out-of-pocket expenses of such Agent; (iv) the cost of printing, preparing by word processor or reproducing this Agreement, any Terms Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (v) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (vi) any fees charged by securities rating services for rating the Securities; (vii) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (viii) the cost of preparing the Securities; (ix) the fees and expenses of the Trustee and any agent of the Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for the Trustee or such agent in connection with the Indenture and the Securities; (x) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (xi) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

     6. Conditions of Obligations. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated in such Terms Agreement by reference) are true and correct at and as of the Commencement Date and at and as of such Solicitation Time or Time of Delivery, as the case may be, the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; (ii) no stop order suspending the effectiveness of any part of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent.

     (b) At the Commencement Date and, if specified in a Terms Agreement, at the time of delivery of the Securities described in such Terms Agreement, such Agent shall have received:

          (1) an opinion, dated the Commencement Date, or such date of delivery, as the case may be, of Stephen D. Wayne, Esq., Assistant General Counsel for the Company, to the effect set forth in Annex III hereto; and

          (2) an opinion, dated the Commencement Date, or such date of delivery, as the case may be, of Davis Polk & Wardwell, counsel for the Company, to the effect set forth in Annex IV hereto.

     (c) At the Commencement Date and, if specified in a Terms Agreement, at the time of delivery of the Securities described in such Terms Agreement, such Agent shall have received a certificate, dated the Commencement Date or such date of delivery, as the case may be, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge, shall state that (i) the representations and warranties of the Company in this Agreement are true and correct, (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Commencement Date or such date of delivery, as the case may be, (iii) no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and (iv) subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), business, properties or results of operations of the Company and its subsidiaries taken as a whole, except as set forth in or contemplated by the Prospectus or as described in such certificate. In the case of each such certificate delivered pursuant to a Terms Agreement, the statements contained in such certificate relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Company's acceptance of the offer to purchase such Securities and as of the time of delivery of such Securities.

     (d) At the Commencement Date and on each date the Company files with the Commission an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q, such Agent shall have received a letter, dated the Commencement Date or such date of filing or delivery, as the case may be, of PricewaterhouseCoopers LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable pub lished rules and regulations thereunder and stating to the effect set forth in Annex V hereto.

     (e) At the Commencement Date, the Agents shall have received from Sullivan & Cromwell, counsel for the Agents, such opinion or opinions, dated the Commencement Date, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

     (f) The Company shall have furnished to the Agents or their counsel such further certificates and documents as the Agents or such counsel reasonably request.

     (g)(i) Neither the Company nor any of its subsid iaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery;

     (h) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase by such Agent of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented; or (iv) (x) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act or (y) any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; and

     (i) With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency.

     The Company will furnish the Agents with such conformed copies of such opinions, certificates, letters and documents as they reasonably request.

     7. Additional Covenants of the Company. The Company agrees that:

          (a) Each acceptance by the Company of an offer for the purchase of Securities shall be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Securities as though made at and as of each such time, it being understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented at each such time. Each such acceptance by the Company of an offer to purchase Securities shall be deemed to constitute an additional representation, warranty and agreement by the Company that, as of the date of delivery of such Securities to the purchaser thereof, after giving effect to the issuance of such Securities, of any other Securities to be issued on or prior to such delivery date and of any other Registered Securities to be issued and sold by the Company on or prior to such delivery date, the aggregate amount of Registered Securities (including any Securities) which have been issued and sold by the Company will not exceed the amount of Registered Securities registered pursuant to the Registration Statement.

          (b) At each Selected Representation Date (as defined below), the Company shall, (A) concurrently with such amendment or supplement, if such amendment or supplement shall occur at a Marketing Time (as defined below), or (B) immediately at the next Marketing Time if such amendment or supplement shall not occur at a Marketing Time, furnish the Agents with a certificate, dated the date of delivery thereof, of the President or any Vice President and a principal financial or accounting officer of the Company, in form reasonably satisfactory to the Agents, to the effect that the statements contained in the certificate covering the matters set forth in Section 6(c) hereof which was last furnished to the Agents pursuant to Section 6(c) or this Section 7(b) are true and correct at the time of such amendment or supplement, as though made at and as of such time or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 6(c); provided, however, that any certificate furnished under this Section 7(b) shall relate to the Registration Statement and the Prospectus as amended or supplemented at the time of delivery of such certificate and, in the case of the matters set forth in clause (ii) of Section 6(c), to the time of delivery of such certificate. A "Selected Representation Date" shall mean each time that the Registration Statement or the Prospectus is amended or supplemented (other than by the filing of (i) a Current Report on Form 8-K or a Quarterly Report on Form 10-Q, (ii) a prospectus supplement that does not relate to the Securities or (iii) a Pricing Supplement). A "Marketing Time" shall mean any time when no suspension of offers to purchase Securities pursuant to Section 2(a) or Section 4(c) shall be in effect or any time when either any Agent shall own any Securities with the intention of reselling them or the Company has accepted an offer to purchase Securities but the related settlement has not occurred.

          (c) At each Selected Representation Date referred to in Section 7(b) (other than the Selected Representation Dates on which the Registration Statement or the Prospectus is amended or supplemented solely to include additional financial information), and as specified in a Terms Agreement with respect to the opinion referred to in Section 6(b)(1) hereof, the Company shall, (A) concurrently if such Selected Representation Date shall occur at a Marketing Time, or (B) immediately at the next Marketing Time if such Selected Representation Date shall not occur at a Marketing Time, furnish the Agents with a written opinion or opinions, dated the date of such Selected Representation Date, of counsel for the Company, in form reasonably satisfactory to the Agents, to the effect set forth in Section 6(b) hereof; provided, however, that to the extent appropriate such opinion or opinions may reconfirm matters set forth in a prior opinion or opinions delivered at the Commencement Date or under this Section 7(c); provided further, however, that any opinion or opinions furnished under this

     Section 7(c) shall relate to the Registration Statement and the Prospectus as amended or supplemented at such Selected Representation Date and shall state that the Securities sold in the relevant Applicable Period (as defined below) have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject only to the exceptions set forth in clause (4) of Annex III hereto and clause (3) of Annex IV hereto as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles, and conform to the description thereof contained in the Prospectus as amended or supplemented at the relevant date or dates for the delivery of such Securities to the purchaser or purchasers thereof. For the purpose of this Section 7(c), "Applicable Period" shall mean with respect to any opinion delivered on a Selected Representation Date the period commencing on the date as of which the most recent prior opinion delivered at the Commencement Date or under this Section 7(c) speaks and ending on such Selected Representation Date.

          (d) At each Representation Date (as defined below), other than a Representation Date arising from the filing of (i) a Current Report on Form 8-K which relates solely to summary quarterly earnings information,
     (ii) a prospectus supplement that does not relate to the Securities or
     (iii) a Pricing Supplement, on which the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information, the Company shall cause PricewaterhouseCoopers LLP
     (A) concurrently if such Representation Date shall occur at a Marketing Time, or (B) immediately at the next Marketing Time if such Representation Date shall not occur at a Marketing Time, to furnish the Agents with a letter, addressed jointly to the Company and the Agents and dated the date of such Representation Date, in form and substance reasonably satisfactory to the Agents, to the effect set forth in Section 6(d) hereof; provided, however, that to the extent appropriate such letter may reconfirm matters set forth in a prior letter delivered at the Commencement Date or pursuant to this Section 7(d); provided further, however, that any letter furnished under this Section 7(d) shall relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company. A

     "Representation Date" shall mean each time of acceptance and delivery referred to in subsection (a) of this Section 7, the Commencement Date and each time the Registration Statement or the Prospectus is amended or supplemented.

          (e) The Company agrees that any obligation of a person who has agreed to purchase Securities and to make payment for and take delivery of such Securities shall be subject to (i) the accuracy, on the related settlement date fixed pursuant to the Administrative Procedure, of the Company's representation and warranty deemed to be made to the Agents pursuant to subsection (a) of this Section 7, and (ii) the satisfaction, on such settlement date, of each of the conditions set forth in Sections 6(a), (g) and (h), it being understood that any reference to an Agent therein shall be deemed a reference to such person for purposes of this Section 7(e) and under no circumstance shall any Agent have any duty or obligation to exercise the judgment permitted under Section (6)(g) or (h) on behalf of any such person.

     8. Indemnification and Contribution.

     (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented, or any other prospectus relating to the Securities or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein.

     (b) Each Agent will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indem nifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemni fied party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabil ities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to informa tion and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), each Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through such Agent were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection
(d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 8 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. Status of Each Agent. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obliga tion to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and
(ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

     10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

     11. Termination. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) the Company shall not have any liability to such Agent and such Agent shall not have any liability to the Company, except as provided in any Terms Agreements and in the fourth paragraph of Section 2(a), Section 4(d), Section 4(e), Section 5, Section 8, Section 9 and Section 10 and except that (i) so long as such Agent owns Securities with a view to reselling such Securities, the Company shall continue to have the obligations provided in subsections (a), (b), (c) and (e) of Section 4 and
(ii), until the later of the date of the last settlement of a purchase of Securities resulting from a solicitation made by such Agent prior to such suspension or termination and the last Time of Delivery with respect to any Terms Agreement to which such Agent is a party, the Company and such Agent shall continue to have the respective obligations provided in the Administrative Procedure and the Company shall continue to have the obligations provided in subsections (a), (b), (c) and (e) through (i) of Section 4.

     12. Sales of Securities Denominated in a Currency Other Than U.S. Dollars or of Indexed Securities. If at any time the Company and any of the Agents shall determine to issue and sell Securities denominated in a currency other than U.S. dollars, which other currency may include a currency unit, or with respect to which an index is used to determine the amounts of payments of principal and any premium and interest, the Company and any such Agent may execute and deliver a supplement to this Agreement for the purpose of making any appropriate additions to and modifications of the terms of this Agreement (and the Administrative Procedure) applicable to such Securities and the offer and sale thereof. The Agents are authorized to solicit offers to purchase Securities with respect to which an index is used to determine the amounts of payments of principal and any premium and interest, and the Company shall agree to any sales of such Securities (whether offered on any agency or principal basis), only in a minimum aggregate amount of $2,500,000. The Company will not issue Securities denominated in Yen otherwise than in compliance with applicable Japanese laws, regulations and policies. In particular, the Company or its designated agent shall submit such reports or information as may be required from time to time by applicable law, regulations and guidelines promulgated by Japanese governmental and regulatory authorities in the case of the issue and purchase of the Securities and the Company shall ensure that each such Security shall have a minimum denomination of
(Y)1,000,000 and a minimum maturity of one year or such other minimum denomination and maturity as may be allowed from time to time by Japanese governmental and regulatory authorities. The Agents hereby agree to comply with all applicable foreign laws as they relate to such Securities denominated in a currency other than U.S. dollars.

     13. Notices. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Salomon Smith Barney Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Seven World Trade Center, New York, New York 10048, Facsimile Transmission No. 212-783-2274, Attention: Martha Bailey, and if to Banc of America Securities LLC shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 100 North Tryon Street, Charlotte, North Carolina 28255, Facsimile Transmission No. 704-388-9939, Attention: Ileana Chu, and if to Bear, Stearns & Co. Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 245 Park Avenue, New York, New York 10167, Facsimile Transmission No. 212-272-2619,
Attention: Ranada R. Fergerson, and if to J.P. Morgan Securities Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 60 Wall Street, New York, New York 10260, Facsimile Transmission No. 212- 648-5151, Attention: Transaction Execution Group, and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 27 Waterview Drive, Shelton, Connecticut 06484-4361, Facsimile Transmission No. (203) 922-4380, Attention:
Treasurer.

     14. Successors. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Sections 8, 9 and 10 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal repre sentatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

     15. Time to Be of the Essence. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when the office of the Commission in Washington, D.C. is normally open for business.

     16. Applicable Law. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     17. Counterparts. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your under standing, please sign and return to us three counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                              Very truly yours,


                                              PITNEY BOWES CREDIT
                                                CORPORATION

                                              By:______________________
                                                 Title: Vice President


                                              By:______________________
                                                 Title: Treasurer

Accepted in New York, New York, as of the date hereof:


SALOMON SMITH BARNEY INC.


By:____________________________
   Name: Martha Bailey
   Title: First Vice President


BANC OF AMERICA SECURITIES LLC


By:____________________________
   Name:
   Title:


BEAR, STEARNS & CO. INC.


By:____________________________
   Name:
   Title:


J.P. MORGAN SECURITIES INC.


By:____________________________
   Name:
   Title:

                                                                        ANNEX I


                        PITNEY BOWES CREDIT CORPORATION

                              [Title of Security]

                                  [$,000,000]

                          Medium-Term Notes, Series D

                                TERMS AGREEMENT


                                                             ---------- --, ----


[Salomon Smith Barney Inc.,
Seven World Trade Center,
New York, New York 10048.]

[Banc of America Securities LLC
100 North Tryon Street
Charlotte, North Carolina 28255]

[Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167]

[J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260]


Dear Sirs:

     Pitney Bowes Credit Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated August 30, 1999 (the "Distribution Agreement"), between the Company on the one hand and Salomon Smith Barney Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc. and J.P. Morgan Securities Inc. (the "Agents") on the other, to issue and sell to [Salomon Smith Barney Inc.][Banc of America Securities LLC][Bear, Stearns & Co. Inc.][J.P. Morgan Securities Inc.] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agent of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore deli vered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Salomon Smith Barney Inc.][Banc of America Securities LLC][Bear, Stearns & Co. Inc.][J.P. Morgan Securities Inc.] and [Salomon Smith Barney Inc.][Banc of America Securities LLC][Bear, Stearns & Co. Inc.][J.P. Morgan Securities Inc.] agree[s] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                                     PITNEY BOWES CREDIT
                                                       CORPORATION

                                                     By:_______________________
                                                          Authorized Officer

Accepted:

[SALOMON SMITH BARNEY INC.]
[BANC OF AMERICA SECURITIES LLC]
[BEAR, STEARNS & CO. INC.]
[J.P. MORGAN SECURITIES INC.]


By:_______________________
   Name:
   Title:

                                                             Schedule to Annex I


Title of Purchased Securities:

         [     % Notes due   ] Medium-Term Notes, Series D


Aggregate Principal Amount:

         $          or units of other Specified Currency


[Price to Public:]


Purchase Price by [Salomon Smith Barney Inc.][Banc of
         America Securities LLC][Bear, Stearns & Co. Inc.][J.P.
         Morgan Securities Inc.]

            % of the principal amount of the Purchased Securities, [plus accrued interest from to ] [and accrued amortization from to ]


Method of and Specified Funds for Payment of Purchase Price:

         [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds]

         [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]


Indenture:

         Indenture, dated as of July 31, 1999, between the Company and SunTrust Bank, as Trustee


Time of Delivery:


Closing Location:


Maturity:


Interest Rate:

         [     %]

Interest Payment Dates:

         [months and dates]


Documents to be Delivered:

         The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

               [(1) The opinion or opinions of counsel to the Agents referred to in Section 6(e).]

               [(2) The opinions of counsel to the Company referred to in
                    Section 6(b).]

               [(3) The accountants' letter referred to in Section 6(d).]

               [(4) The officers' certificate referred to in Section 6(c).]


Other Provisions (including Syndicate Provisions, if applicable):

                                                                       ANNEX II


                        PITNEY BOWES CREDIT CORPORATION

                            Administrative Procedure

     This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated August 30, 1999 (the "Distribution Agreement"), between Pitney Bowes Credit Corporation (the "Company") and Salomon Smith Barney Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc. and J.P. Morgan Securities Inc. (together, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture.

     The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

     The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

     Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee, as agent for The Depository Trust Company (the "Depositary") and recorded in the book-entry system maintained by the Depositary (a "Book-Entry Security") or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

     Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.


PART I:  ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES

     In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to the Depositary, dated the date hereof, and a Medium-Term Note Certificate Agreement between the Trustee and the Depositary, dated as of August 16, 1999 (the "Certificate Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

Posting Rates by the Company:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Company:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to the Company by Agent and Settlement Procedures:

     A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1) Principal Amount of Book-Entry Securities to be purchased;

          (2) If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

          (3) Trade Date;

          (4) Settlement Date;

          (5) Maturity Date;

          (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only);

          (7) Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

          (8) Issue Price;

          (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

          (10) Net Proceeds to the Company;

          (11) If a redeemable Book-Entry Security, such of the following as are applicable:

                 (i) Redemption Commencement Date,

                (ii) Initial Redemption Price (% of par), and

               (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

          (12) If a Floating Rate Book-Entry Security, such of the following as are applicable:

                  (i) Interest Rate Basis,

                 (ii) Index Maturity,

                (iii) Spread or Spread Multiplier,

                 (iv) Maximum Rate,

                  (v) Minimum Rate,

                 (vi) Initial Interest Rate,

                (vii) Interest Reset Dates,

               (viii) Calculation Dates,

                 (ix) Interest Determination Dates,

                  (x) Interest Payment Dates,

                 (xi) Regular Record Dates, and

                (xii) Calculation Agent;

          (13) Name, address and taxpayer identification number of the registered owner(s);

          (14) Denomination of certificates to be delivered at settlement;

          (15) Book-Entry Security or Certificated Security; and

          (16) Selling Agent or Purchasing Agent.

     B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Trustee by the Company representing such Book-Entry Security and then advise the Company and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

     C. The Trustee will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Ratings Service, a Division of The McGraw Hill Companies:

          (1) The applicable Sale Information;

          (2) CUSIP number of the Global Security representing such Book-Entry Security;

          (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

          (4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

          (5) The interest payment period; and

          (6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary's purposes (or, in the case of Floating Rate Securities which reset daily or weekly, the date five calendar days immediately preceding the applicable Interest Payment Date and, in the case of all other Book-Entry Securities, the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

     D. The Trustee will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

     E. The Depositary will credit such Book-Entry Security to the Trustee's participant account at the Depositary.

     F. The Trustee will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

     G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

     H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

     I. Upon confirmation of receipt of funds, the Trustee will transfer to account number 0920931 of Pitney Bowes Credit Corp. maintained at Mellon Bank, New York, New York, ABA No. 043000261, or such other account as the Company may have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

     J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

     K. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

     L. The Depositary will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the participants for whom the Depositary has credited Book-Entry Securities.

Preparation of Pricing Supplement:

     If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 12:00 noon, New York City time, on the Business Day following the Trade Date (as defined below). The Company will arrange to have ten Pricing Supplements filed with the Commission not later than the close of business of the Commission on the fifth Business Day following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

     The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or
(b) the Book-Entry Security.

Date of Settlement:

     The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the "Trade Date") will be settled on a date (the "Settlement Date") which is the third Business Day after the Trade Date pursuant to the "Settlement Procedure Timetable" set forth below, unless the Company and the purchaser agree to settlement on another Business Day which shall be no earlier than the next Business Day after the Trade Date.

Settlement Procedure Timetable:

     For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the third Business Day after the Trade Date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement
Procedure                           Time
-----------                         ----
A           5:00 p.m.               on the Business Day following the Trade
                                    Date or 10:00 a.m. on the Business Day
                                    prior to the Settlement Date, whichever
                                    is earlier
B           12:00 noon              on the second Business Day immediately
                                    preceding the Settlement Date
C           2:00 p.m.               on the second Business Day immediately
                                    preceding the Settlement Date
D           9:00 a.m.               on the Settlement Date
E           10:00 a.m.              on the Settlement Date

Settlement
Procedure                           Time
-----------                         ----
F-G         2:00 p.m.               on the Settlement Date
H           4:45 p.m.               on the Settlement Date
I           5:00 p.m.               on the Settlement Date


     If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day immediately preceding the Settlement Date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

     If settlement of a Book-Entry Security is rescheduled or canceled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:

     If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Trustee may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

     If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

     Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee with a sufficient quantity of Securities.

PART II:  ADMINISTRATIVE PROCEDURE FOR CERTIFICATED
          SECURITIES

Posting Rates by Company:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to Company by Agent:

     After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1) Principal Amount of Certificated Securities to be purchased;

          (2) If a Fixed Rate Certificated Security, the interest rate and initial interest payment date;

          (3) Trade Date;

          (4) Settlement Date;

          (5) Maturity Date;

          (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

          (7) Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

          (8) Issue Price;

          (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

          (10) Net Proceeds to the Company;

          (11) If a redeemable Certificated Security, such of the following as are applicable:

                (i) Redemption Commencement Date,

                (ii) Initial Redemption Price (% of par), and

               (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

          (12) If a Floating Rate Certificated Security, such of the following as are applicable:

                 (i) Interest Rate Basis,

                (ii) Index Maturity,

               (iii) Spread or Spread Multiplier,

                (iv) Maximum Rate,

                 (v) Minimum Rate,

                (vi) Initial Interest Rate,

                (vii) Interest Reset Dates,

               (viii) Calculation Dates,

                 (ix) Interest Determination Dates,

                  (x) Interest Payment Dates,

                 (xi) Regular Record Dates, and

                (xii) Calculation Agent;

          (13) Name, address and taxpayer identification number of the registered owner(s);

          (14) Denomination of certificates to be delivered at settlement;

          (15) Book-Entry Security or Certificated Security; and

          (16) Selling Agent or Purchasing Agent.

Preparation of Pricing Supplement by Company:

     If the Company accepts an offer to purchase a Certificated Security, it will prepare a Pricing Supplement reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date, or if the Company and the purchaser agree to settlement on the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have ten Pricing Supplements filed with the Commission not later than the close of business of the Commission on the fifth Business Day following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

     The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or
(b) the Certificated Security.

Date of Settlement:

     All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the third Business Day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on another Business Day after the acceptance of such offer or
(b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from Company to Trustee for Preparation of Certificated Securities:

     After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

     The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the Business Day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

Preparation and Delivery of Certificated Securities by
Trustee and Receipt of Payment Therefor:

     The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

     In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

     In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

Failure of Purchaser to Pay Selling Agent:

     If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee. Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

     The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Certificated Security.

                                                                       ANNEX III

     Pursuant to Section 6(b)(1) of the Distribution Agreement, Stephen D. Wayne, Esq., Assistant General Counsel for the Company, shall furnish an opinion to the relevant Agent that:

          (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that failure to so qualify would not materially adversely affect the operations of the Company;

          (2) The Company has an authorized capitalization as set forth in the Prospectus as amended or supple mented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and all such shares are owned directly or indirectly by Pitney Bowes Inc., free and clear of all liens, encumbrances, security interests or claims;

          (3) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current consolidated financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries; and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (4) Any series of Securities established on or prior to the date of such opinion has been duly authorized and established in conformity with the Indenture, and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly completed, executed, authenticated and issued



                                     III-1
     in accordance with the Indenture and delivered against payment as contemplated by the Distribution Agreement, such Security will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, it being understood that such counsel may assume that (a) at the time of the issuance, sale and delivery of each Security the authorization of such series will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security and (b) neither the issuance, sale and delivery of any Security, nor any of the terms of such Security, nor compliance by the Company with such terms, will violate any applicable law, any agreement or instrument then binding upon the Company or any restriction imposed by any court or governmental body having jurisdiction over the Company;

          (5) The documents incorporated by reference in the Registration Statement or Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act, the Exchange Act or the Trust Indenture Act, as applicable, and the rules and regulations thereunder; and such counsel has no reason to believe that any of the documents incorporated by reference in the Registration Statement or Prospectus as amended or supplemented, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

          (6) To the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been



                                     III-2
     instituted or are pending or contemplated under the Act; although such counsel does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has no reason to believe that the Registration Statement, as of its effective date, the Registration Statement or the Prospectus, as of the Commencement Date, or any such amendment or supplement, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus;

          (7) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Distribution Agreement in connection with the issuance and sale of the Securities by the Company, except that such counsel expresses no opinion with respect to the Act, the Trust Indenture Act or state securities laws (it being understood that such counsel may assume with respect to each particular Security that the inclusion of any alternative or additional terms in such Security that are not currently specified in the forms of Securities examined by such counsel would not require the Company to obtain any regulatory consent, authorization or approval or make any regulatory filing in order for the Company to issue, sell and deliver such Security);


          (8) Neither the Company nor any of its material subsidiaries is in violation of its Certificate of Incorporation, as amended, or By-Laws or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a



                                     III-3
     party or by which it or any of its properties may be bound;

          (9) The execution, delivery and performance of the Indenture, the Distribution Agreement and the issuance and sale of the Securities, and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having juris diction over the Company or any significant subsidiary of the Company or any of their properties or any agree ment or instrument to which the Company or any such significant subsidiary is a party or by which the Company or any such significant subsidiary is bound or to which any of the properties of the Company or any such significant subsidiary is subject that in each case is material to the Company and its subsidiaries, taken as a whole, or the charter or by-laws of the Company or any such significant subsidiary, and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by the Distribution Agreement (it being understood that such counsel may assume with respect to each particular Security that the inclusion of any alternative or additional terms in such Security that are not currently specified in the form of Securities examined by such counsel will not cause the issuance, sale or delivery of such Security, the terms of such Security, or the compliance by the Company with such terms, to violate any of the court orders or laws specified in this paragraph or to result in a default under or a breach of any of the agreements specified in this paragraph); and

          (10) The Distribution Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company.



                                     III-4

                                                                       ANNEX IV

     Pursuant to Section 6(b)(2) of the Distribution Agreement, Davis Polk & Wardwell, counsel for the Company, shall furnish an opinion to the relevant Agent that:

          (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

          (2) The Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorgani zation, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (3) Any series of Securities established on or prior to the date of such opinion has been duly authorized and established in conformity with the Indenture, and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture and delivered against payment as contemplated by the Distribution Agreement, such Security will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, it being understood that such counsel may (a) assume that at the time of the issuance, sale and delivery of each Security the authorization of such series will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security, (b) assume that neither the issuance, sale and delivery of any Security, nor any of the terms of such Security, nor compliance by the Company with such terms, will violate any applicable law, any agreement or instrument then binding upon the Company or any restriction imposed by any court or governmental body having jurisdiction over the Company, and (c) state that as of the date of such opinion a judgment for money in an action based on Securities denominated in foreign currencies or currency units in a Federal or State court in the United States ordinarily would be enforced in the United States only in United States dollars, and that the date used to determine the rate of conversion of the foreign currency or currency unit in which a particular Security is denominated into United States dollars will depend upon various factors, including which court renders the judgment;

          (4) The Distribution Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

          (5) The Registration Statement, as of its effective date, the Registration Statement and the Prospectus, as of the Commencement Date, and any amendment or supplement thereto, as of its date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act, the Exchange Act or the Trust Indenture Act, as applicable, and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein, such counsel have no reason to believe that the Registration Statement, as of its effective date, the Registration Statement or the Prospectus, as of the Commencement Date, or any such amendment or supplement, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not mis leading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus or as to Form T-1;

          (6) The Registration Statement has become effective under the Act and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Act specified in such opinion on the date specified therein;

          (7) All consents, approvals, authorizations or orders of, or filings with, any governmental agency or body or any court that is required for the consummation of the transactions contemplated by the Distribution Agreement in connection with the issuance and sale of the Securities by the Company under the Act and the Trust Indenture Act have been obtained or made, as the case may be; and

          (8) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be required to register as an "investment company", as such term is defined in the Investment Company Act of 1940;

provided, however, that, in the case of each such opinion delivered pursuant to a Terms Agreement, (x) the statements contained in such opinion relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Company's acceptance of the offer to purchase such Securities and as of the time of delivery of such Securities; (y) such opinion shall relate to the Securities being delivered on the date of such opinion and not to other Securities as well; and (z) in lieu of the opinion described in clause (3), such opinion shall state that the Securities being delivered on the date of such opinion, when delivered against payment therefor as contemplated by the Distribution Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject only to the exceptions set forth in clause (3) as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles, and will conform to the description thereof contained in the Prospectus as amended or supplemented at such date of delivery.

                                                                         ANNEX V

     Pursuant to Section 6(d) of the Distribution Agreement,
PricewaterhouseCoopers LLP shall furnish a letter to the relevant Agent to the effect that:

          (1) in their opinion, the financial statements and schedules and summary of earnings, if any, examined by them and included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission;

          (2) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included in the Registration Statement;

          (3) on the basis of the review, if any, referred to in clause (2) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

               (a) the unaudited financial statements, if any, and any summary of earnings included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related rules and regulations adopted by the Commission or any material modifications should be made to such unaudited financial statements and summary of earnings for them to be in conformity with generally accepted accounting principles;

               (b) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term debt or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in net investment, total assets or stockholders' equity, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

               (c) for the period from the closing date of the latest available income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with (i) the corresponding period of the previous year and (ii) the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated total revenues, income from continuing operations before taxes or net income;

     except in all cases set forth in clauses (b) and (c) above, for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (4) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statement (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of Section 6(d) of the Distribution Agreement and this Annex V.

     In the case of each such letter delivered upon a filing on Form 10-K or pursuant to a Terms Agreement, the statements contained in such letter relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of such filing or the Company's acceptance of the offer to purchase such Securities, as the case may be, and as of the time of delivery of such Securities.



                                      V-2